Exhibit 10.10 Execution Version AMENDMENT NO. 5 AND WAIVER TO LOAN AND SECURITY AGREEMENT AMENDMENT NO. 5 AND WAIVER TO LOAN AND SECURITY AGREEMENT, dated as of June 29, 2020 (this “Amendment”), is by and among Forbes Energy Services LLC, a Delaware limited liability company (the “Borrower”), the Guarantors listed on the signature pages hereto, the Lenders party hereto, and Wilmington Trust, National Association, as agent for the Secured Parties under the Loan Agreement (as defined below) (the “Agent”). W I T N E S S E T H : WHEREAS, the Borrower, the Guarantors (together with the Borrower, the “Loan Parties”), the Lenders and the Agent are parties to financing arrangements pursuant to which the Lenders have made and may make loans and advances and provide other financial accommodations to the Borrower as set forth in the Loan and Security Agreement, dated as of April 13, 2017, by and among the Loan Parties, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to this Amendment, the “Loan Agreement”); and WHEREAS, subject to the conditions set forth herein, the Lenders party hereto, constituting the Required Lenders, are willing to consent to amendments and provide a waiver to the Loan Agreement as set forth in this Amendment. NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein. 2. Amendments to Loan Agreement. (a) Section 1.02 of the Loan Agreement is hereby amended by adding the following definition: “Subordinated Notes Indenture” means the Indenture, dated as of March 4, 2019, between Parent, as issuer, and Wilmington Trust, National Association, as trustee, with respect to the 5.00% Subordinated Convertible PIK Notes due 2020 issued thereunder. (b) The first sentence of Section 9.08 of the Loan Agreement is hereby amended and restated in its entirety as follows: To the extent delivery of monthly financial statements is required under the Revolving Loan Agreement, furnish Agent and each Lender within thirty (30) days after the end of each month (or, if such due date is not a Business Day, then on the next Business Day), an unaudited balance sheet of Loan Parties and their Subsidiaries on a consolidated and consolidating basis and unaudited statements of income of Loan Parties and their Subsidiaries on a consolidated and consolidating basis reflecting results of operations 22032667 from the beginning of the fiscal year to the end of such month and for such month, prepared on a basis consistent with prior practices and complete and correct in all material respects, subject to normal and recurring year-end adjustments that individually and in the aggregate are not material to the business of Loan Parties or their Subsidiaries, and subject to the absence of footnotes. (c) Section 10.08 of the Loan Agreement is hereby amended and restated in its entirety as follows: Any default under any documents, instruments or agreements to which any Loan Party or any Subsidiary of any Loan Party is a party or by which any of its properties is bound, relating to any Indebtedness (other than the Obligations and the obligations under the Subordinated Notes Indenture) individually or in aggregate in excess of $500,000, which default continues for more than the applicable cure period, if any, with respect thereto; provided that, notwithstanding the foregoing, no Event of Default shall occur under this Section 10.08 as a result of a default under the Revolving Loan Agreement due to the expiration of the March 2020 Revolving Loan Temporary Waiver after the end of the March 2020 Revolving Loan Temporary Waiver Period; 3. Waiver. The Lenders party hereto, constituting the Required Lenders, hereby waive (a) the requirements of Section 6.02 of the Loan Agreement with respect to property taxes of the Loan Parties that have become due during the fiscal year ending December 31, 2020 but have not yet been paid (the “Tax Payment Default”), effective at the time such taxes became due and payable (and for the avoidance of doubt, such waiver shall continue to apply to the requirements of Section 6.02 of the Loan Agreement for all unpaid amounts related to the Tax Payment Default) and (b) the failure to comply with the requirements to provide notice of any Default or Event of Default in respect of the Tax Payment Default. 4. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders party hereto as follows: (a) this Amendment has been duly executed and delivered by each Loan Party, and is a legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; and (b) the execution, delivery and performance of this Amendment and the transactions contemplated hereunder (i) are all within each Loan Party’s limited liability company or corporate powers, as applicable, (ii) have been duly authorized by such Loan Party, (iii) are not in contravention of law or the terms of such Loan Party’s certificate of formation, limited liability company agreement, certificate of incorporation, by-laws or other applicable constituent documents or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound and (iv) will not materially conflict with nor result in any material breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any agreement or instrument to which such Loan Party or its property is a party or by which it may be bound. 2 22032667

5. Acknowledgments by Guarantors. Each Guarantor hereby expressly and specifically ratifies, restates and confirms the terms and conditions of the Guarantee in favor of the Agent and the Lenders and its liability for all of the obligations under the Guarantee by such Guarantor, and all other obligations, liabilities, agreements and covenants thereunder. Each Guarantor, by its signature below, hereby acknowledges, confirms and agrees that the Guarantee executed by the Guarantors, guaranteeing the payment and performance of the Borrower as set forth in the Guarantee and all other obligations, liabilities, agreements and covenants thereunder, is in full force and effect as of the Amendment Effective Date. 6. Conditions Precedent. This Amendment shall be effective upon the satisfaction of each of the following conditions precedent on the date hereof (the “Amendment Effective Date”): (a) Amendment. The Agent shall have received this Amendment duly executed and delivered by an authorized officer of each of the parties hereto; (b) Expenses. The Agent shall have received all reimbursable expenses of the Agent (including fees, disbursements and expenses of its counsel) invoiced to date in accordance with the Loan Agreement; (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Agreement and any Other Document to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Loan Agreement or any Other Document shall be true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such date as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifiers already set forth therein) on and as of such earlier date), subject to (i) with respect to Section 5.04 of the Loan Agreement, the exclusion of property taxes subject to the Tax Payment Default, and (ii) with respect to Section 5.08(a) of the Loan Agreement, the assumption that the Loan Parties are able to refinance or otherwise satisfy the obligations under the Loan Agreement on or prior to the maturity thereof; and (d) No Default. After giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or would exist after giving effect to the transactions described in this Amendment on the Amendment Effective Date. 7. General. (a) Effect of this Amendment. Except as expressly provided herein, no other consents, waivers, changes or modifications to the Loan Agreement or any Other Documents (together, the “Loan Documents”) are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Loan 3 22032667

Documents, the terms of this Amendment shall control. The Loan Agreement shall be read and construed as one agreement with this Amendment. (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without regard to conflicts of laws principles. (c) Binding Effect. This Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto. (d) Counterparts, etc. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or email transmission shall be deemed to be an original signature hereto. (e) Direction. The Lenders party hereto, constituting the Required Lenders, hereby direct the Agent to execute and deliver this Amendment, and, by their execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment. [Signature Pages Follow] 4 22032667

[Signature Page to Amendment No. 5 and Waiver to Term Loan Agreement]

[Signature Page to Amendment No. 5 and Waiver to Term Loan Agreement]

LENDERS ASCRIBE III INVESTMENTS LLC By:_____________________________ Name: Lawrence First Title: Chief Investment Officer and Managing Director [Signature Page to Amendment No. 5 and Waiver to Term Loan Agreement]

LENDERS SOLACE FORBES HOLDINGS LLC By: Solace Capital Partners LP By:_____________________________ Name: Naeem Arastu Title: Managing Director [Signature Page to Amendment No. 5 and Waiver to Term Loan Agreement]